OPAL Fuels Announces Appointment of Lance Moll to its Board of Directors

WHITE PLAINS, N.Y. – (September 29, 2025) – OPAL Fuels (Nasdaq: OPAL) a leader in the production, marketing, and distribution of renewable and compressed natural gas (RNG and CNG) used as a transportation fuel, today announced the appointment of Lance Moll to its Board of Directors, effective October 1, 2025.

OPAL Fuels’ vertical integration combines the upstream production of RNG and downstream fuel station infrastructure that delivers a scalable, low-cost and lower emission diesel alternative for the heavy-duty transportation sector. With RNG and CNG comprising approximately 2% of the Class 8 trucking fuel market, the industry is poised for significant growth. The appointment of Mr. Moll to the Board brings further expertise to support OPAL Fuels’ leadership in this growth opportunity.

Lance Moll is a veteran executive with more than 33 years at FedEx, culminating as President and CEO of FedEx Freight, where he led more than 40,000 employees and drove record growth. Under Lance’s leadership, FedEx Freight’s revenue rose 30% and operating income nearly tripled. Lance has also served on the boards of the Arkansas Trucking Association, American Trucking Associations (ATA) Trucking Cares Foundation, Southern Reins Center for Equine Therapy, and US Chamber of Commerce Foundation.

“RNG and CNG are the most practical solution to displace diesel in heavy-duty transportation. It delivers cost savings for fleets, has lower volatility in pricing, leverages proven truck technology, and is available at scale today,” said Mr. Moll. “I am excited to join the OPAL Fuels Board and contribute my experience across operations, sales, transportation, fleet maintenance, facility services, and safety to help drive adoption and expand the use of renewable and compressed natural gas as a transportation fuel.”

“We are excited to welcome Lance to our Board. He is an incredibly accomplished leader whose deep experience will strengthen OPAL Fuels’ ability to achieve our business priorities and amplify our impact as a market leader,” said Mark Comora, Chairman of OPAL Fuels’ Board of Directors. “Lance’s proven experience in driving strategic growth, advancing operational excellence, and navigating complex markets will be instrumental as we decarbonize fleets in heavy-duty transportation.”

About OPAL Fuels
OPAL Fuels (Nasdaq: OPAL) is a leader in the capture and conversion of biogas into low carbon intensity RNG and renewable electricity. OPAL Fuels is also a leader in the marketing and distribution of RNG to heavy duty trucking and other hard to de-carbonize industrial sectors. For additional information, and to learn more about OPAL Fuels and how it is leading the effort to capture North America’s harmful methane emissions and decarbonize the economy, please visit www.opalfuels.com.

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Forward-Looking Statements
Certain statements in this communication may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events or OPAL Fuels’ (the “Company’s”) future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include various factors beyond management’s control, including, but not limited to, general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, and other filings it makes with the Securities and Exchange Commission. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by law, the Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based.

Disclaimer
This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact information

Investors
Todd Firestone
Vice President, Investor Relations and Corporate Development
(914) 705-4001
investors@opalfuels.com

Media
Harrison Feuer
Senior Director, Communications & Public Policy
(914) 721-3723
hfeuer@opalfuels.com